UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 26, 2009

CHINA HOUSING & LAND DEVELOPMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51429	20-1334845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Youyi Dong Lu, Han Yuan 4 Lou
Xi'An, Shaanxi Province, China
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

710054
(Zip Code)

86-029-82582632
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 21, 2009, the management of China Housing & Land Development, Inc. (the "Company"), in consultation with its independent accounting firm, determined that the Company will restate its financial statements for the year ended December 31, 2008 as reported on Form 10-K filed March 25, 2009, as amended. The Company will also restate the financial statements contained in Form 10-Q filed May 7, 2009 for the period ended March 31, 2009 and Form 10-Q filed August 12, 2009 for the period ended June 30, 2009.

Pursuant to an the registration rights agreement entered into in connection with the Company’s issuance of its 5.0% Senior Secured Convertible Notes, the Company is required to pay the holders of the notes certain late registration payments (“Late Payments”) if the Company failed to file a registration statement within 60 days after the closing date of the transaction or if such registration statement failed to become effective by 90 calendar days, or 120 days if the registration statement is subject to a full review by the U.S. Securities and Exchange Commission. The Company began negotiations with the holders of the 5.0% Senior Secured Convertible Notes to waive the Late Payments in December 2008. The holders of the 5.0% Senior Secured Convertible Notes have thereafter decided to claim the Late Payments. As a result, the Company has decided to restate its financial statements for the year ended December 31, 2008 as reported on Form 10-K and its financial statements contained in Form 10-Q for the period ended March 31, 2009 and Form 10-Q for the period ended June 30, 2009 to accrue the corresponding expenses.

The restatement will have the following impact on the Company’s previously reported results of operations for the year ended December 31, 2008:

For The Year Ended December 31 2008
Security registration expenses as previously reported	$-
Adjustment to accrue security registration expenses	613,483
Security registration expenses as restated	$613,483

Net income as previously reported	$9,396,289
Adjustment to accrue security registration expenses	(613,483)
Net income as restated	$8,782,806

Basic earnings per share
As previously reported	$0.31
As restated	$0.29
Diluted earnings per share
As previously reported	$0.30
As restated	$0.28

December 31, 2008
Accrued security registration expenses as previously reported	$-
Adjustment to accrue security registration expenses	613,483
Accrued security registration expenses as restated	$613,483

The restatement will have the following impact on the Company’s previously reported results of operations for the three months ended March 31, 2009:

Three Months Ended March 31 2009
Security registration expenses as previously reported	$-
Adjustment to accrue security registration expenses	600,000
Security registration expenses as restated	$600,000

Net income as previously reported	$1,855,584
Adjustment to accrue security registration expenses	(600,000)
Net income as restated	$1,255,584

Basic earnings per share
As previously reported	$0.06
As restated	$0.04
Diluted earnings per share
As previously reported	$0.06
As restated	$0.04

	March 31 2009	December 31 2008
Accrued security registration expenses as previously reported	$-	$-
Adjustment to accrue security registration expenses	1,213,483	613,483
Accrued security registration expenses as restated	$1,213,483	$613,483
Retained earnings as previously reported	$39,265,062
Cumulative effect of the adjustment to accrue security registration expenses	(613,483)
Retained earnings as restated	$38,651,579

The restatement had the following impact on the Company’s previously reported results of operations for the three months and six months ended June 30, 2009:

	Three Months Ended June 30 2009	Six Months Ended June 30 2009
Security registration expenses as previously reported	$-	$-
Adjustment to accrue security registration expenses	606,742	1,206,742
Security registration expenses as restated	$606,742	$1,206,742
Net income (loss) as previously reported	$(10,036,144)	$(8,180,560)
Adjustment to accrue security registration expenses	(606,742)	(1,206,742)
Net income (loss) as restated	$(11,242,886)	$(9,387,302)
Basic earnings (loss) per share
As previously reported	$(0.32)	$(0.26)
As restated	$(0.36)	$(0.30)
Diluted earnings (loss) per share
As previously reported	$(0.32)	$(0.26)
As restated	$(0.36)	$(0.30)

	June 30 2009	December 31 2008
Accrued security registration expenses as previously reported	$-	$-
Adjustment to accrue security registration expenses	1,820,224	613,483
Accrued security registration expenses as restated	$1,820,224	$613,483
Retained earnings as previously reported	$39,265,062
Cumulative effect of the adjustment to accrue security registration expenses	(613,483)
Retained earnings as restated	$38,651,579

These adjustments would be included in an amended Form 10-K for the year ended December 31, 2008, an amended Form 10-Q for the period ended March 31, 2009 and an amended Form 10-Q for the period ended June 30, 2009. The financial statements associated with these original filings should not be relied upon until the restated financial reports are filed as part of the amended reports.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2009

CHINA HOUSING & LAND DEVELOPMENT, INC.

By:	/s/ Xiaohong Feng
Name: Xiaohong Feng Title: Chief Executive Officer